John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	BMO Capital Markets
	Credit Suisse	Goldman Sachs
	Jefferies	Morgan Stanley
	RBC Capital Markets	Wells Fargo
Apollo Global Securities

(2)	Names of Issuers: MCGRAW-HILL GLOBAL ED 7.875%

(3)	Title of Securities: MCGHLL 7.875%

(4)	Cusip: 580638AC8

(5)	Date of First Offering: 4/28/16

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
KNIGHT RIDDER	6.875%	3/15/2029	Printing & Publishing	14.956%
DONNELLEY & SONS	6.625%	4/15/2029	Printing & Publishing	9.12%
DONNELLEY & SONS	7.25%	5/15/2018	Printing & Publishing	4.973%

(8)	Underwriting Spread or Commission: 1.6%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/28/16

(11)	Portfolio Assets on Trade Date: $335,753,307

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 300,000 bonds @ $100 = $300,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.089%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch	Deustche Bank
	JP Morgan	Wells Fargo Securities

(2)	Names of Issuers: KAISER ALUMINUM CORP 5.875%

(3)	Title of Securities: KALU 5.875%

(4)	Cusip: 483007AF7

(5)	Date of First Offering: 4/28/2016

(6)	Amount of Total Offering: 375,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ALCOA INC	5.90%	2/1/2027	Metals/Mining Excluding Steel	7.051%
CLIFFS NATURAL RESOURCES	5.90%	3/15/2020	Metals/Mining Excluding Steel	61.612%
CONSTELLIUM NV	5.75%	5/15/2024	Metals/Mining Excluding Steel	12.266%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/28/2016

(11)	Portfolio Assets on Trade Date: $335,753,307

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 125,000 bonds @ $100 = $125,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.037%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays	Citigroup
	Deutsche Bank	JP Morgan Securities
	Bank of America Merrill Lynch	Mitsubishi UFJ Securities USA
	Morgan Stanley	Scotia Capital
	Wells Fargo Securities	BMO Capital Markets
	HSBC	PNC Capital Markets
SunTrust Robinson Humphrey

(2)	Names of Issuers: UNITED RENTALS 5.875%

(3)	Title of Securities: URI 5.875%

(4)	Cusip: 911365BE3

(5)	Date of First Offering: 4/29/16

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
AVIS BUDGET CAR	5.5%	4/1/23	Support-Services	5.36%
CEB INC	5.625%	6/15/23	Support-Services	5.792%
SCIENCE APPLICAT	5.5%	7/1/33	Support-Services	6.423%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/29/16

(11)	Portfolio Assets on Trade Date: $334,336,446

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 350,000 bonds @ $100 = $350,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.105%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BBVA SECURITIES	CITIGROUP
	CREDIT AGRICOLE	CREDIT SUISSE
	DEUTSCHE BANK	DNB NOR MARKETS
	GOLDMAN SACHS	JP MORGAN SECURITIES
	BANK OF AMERICA MERRILL LYNCH	MIZUHO
	MORGAN STANLEY	NATIXIS
	PNC	RBC
	TD SECURITIES	WELLS FARGO SECURITIES

(2)	Names of Issuers: SUNOCO LP/FINANCE CORP 6.25%

(3)	Title of Securities: SUN 6.25%

(4)	Cusip: 86765LAD9

(5)	Date of First Offering: 4/4/16

(6)	Amount of Total Offering: 800,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
SABINE PASS LNG	6.5%	11/1/2020	Gas Distribution	7.119%
DUKE ENERGY FIEL	6.45%	11/3/2036	Gas Distribution	10.266%
NISKA GAS STORAG	6.5%	4/1/2019	Gas Distribution	12.074%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/4/16

(11)	Portfolio Assets on Trade Date: $332,529,806

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 900,000 bonds @ $100 = $900,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.271%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS	CREDIT AGRICOLE
	FIFTH THIRD BANK	JP MORGAN
	BANK OF AMERICA MERRILL LYNCH	NOMURA
	OPPENHEIMER	SUNTRUST
	UBS	WELLS FARGO SECURITIES

(2)	Names of Issuers: GLP CAPITAL LP/FIN II 4.375%

(3)	Title of Securities: GLPI 4.375%

(4)	Cusip: 361841AG4

(5)	Date of First Offering: 4/11/16

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
INTL GAME TECH	5.625%	2/15/2020	Gaming	6.03%
MGM RESORTS	5.25%	3/31/2020	Gaming	5.637%
WYNN LAS VEGAS	5.375%	3/15/2022	Gaming	6.261%

(8)	Underwriting Spread or Commission: 0.94%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/11/16

(11)	Portfolio Assets on Trade Date: $333,946,703

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 75,000 bonds @ $100 = $75,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
250,000 bonds @ $100 = $250,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.022%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS	CREDIT AGRICOLE
	FIFTH THIRD BANK	JP MORGAN
	BANK OF AMERICA MERRILL LYNCH	NOMURA
	OPPENHEIMER	SUNTRUST
	UBS	WELLS FARGO SECURITIES

(2)	Names of Issuers: GLP CAPITAL LP/FIN II 5.375%

(3)	Title of Securities: GLPI 5.375%

(4)	Cusip: 361841AH2

(5)	Date of First Offering: 4/11/16

(6)	Amount of Total Offering: 975,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
INTL GAME TECH	5.625%	2/15/2020	Gaming	6.03%
MGM RESORTS	5.25%	3/31/2020	Gaming	5.637%
WYNN LAS VEGAS	5.375%	3/15/2022	Gaming	6.261%

(8)	Underwriting Spread or Commission: 0.94%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/11/16

(11)	Portfolio Assets on Trade Date: $333,946,703

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 450,000 bonds @ $100 = $450,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100 = $1,500,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.135%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch	Credit Agricole CIB
	Deutsche Bank Securities Inc.	Fifth Third Securities Inc.
	Goldman Sachs	JP Morgan
	US Bancorp	Wells Fargo

(2)	Names of Issuers: PINNACLE ENTERTAINMENT 5.625%

(3)	Title of Securities: PNK 5.625%

(4)	Cusip: 69354PAA9

(5)	Date of First Offering: 4/12/2016

(6)	Amount of Total Offering: 375,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
MGM RESORTS	5.25%	3/31/2020	Gaming	5.637%
MGM RESORTS	6%	3/15/2023	Gaming	6.172%
MGM RESORTS	6.625%	12/15/2021	Gaming	6.216%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/12/2016

(11)	Portfolio Assets on Trade Date: $335,230,876

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 275,000 bonds @ $100 = $275,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.082%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Citigroup	HSBC
	JP Morgan	Morgan Stanley
	Credit Suisse	DBS
	Bank of America Merrill Lynch	Wells Fargo
	ANZ Securities	BNP Paribas
	Credit Agricole	ING
	Mitsubishi UFJ Securities	Standard Chartered Bank
US Bancorp Investments

(2)	Names of Issuers: MICRON TECHNOLOGY 7.5%

(3)	Title of Securities: MU 7.5%

(4)	Cusip: 595112BH5

(5)	Date of First Offering: 4/14/2016

(6)	Amount of Total Offering: 1,250,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
AMD	7.75%	8/1/2020	Electronics	18.398%
ZEBRA TECH CORP	7.25%	10/15/2022	Electronics	6.205%
AMD	7.5%	8/15/2022	Electronics	15.062%

(8)	Underwriting Spread or Commission: 0.625%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/14/2016

(11)	Portfolio Assets on Trade Date: $335,404,069

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 625,000 bonds @ $100 = $625,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.186%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays	JP Morgan
	Bank of America Merrill Lynch	Morgan Stanley
	PNC Securities	Scotia Capital
Wells Fargo

Co-Manager:
	Credit Suisse	Goldman Sachs
	RBC	RBS
	SunTrust	Bank of New York Mellon
	BMO	Citicorp
	Commerzbank	Harris Williams
	Huntington Investment	ING
Societe Generale

(2)	Names of Issuers: UNITED STATES STEEL CORP 8.375%

(3)	Title of Securities: X 8.375%

(4)	Cusip: 912909AK4

(5)	Date of First Offering: 5/3/16

(6)	Amount of Total Offering: 980,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ARCELORMITTAL	8%	10/15/2039	Steel Producers/Products	12.311%
ALLEGHENY TECH	9.375%	6/1/2019	Steel Producers/Products	17.862%
ARCELORMITTAL	7.75%	3/1/2041	Steel Producers/Products	11.991%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/3/16

1

(11)	Portfolio Assets on Trade Date: $332,141,542

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 350,000 bonds @ $100 = $350,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.105%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch	Barclays
	BBVA	BNP Paribas
	Citigroup	Credit Suisse
	Deutsche Bank	Goldman Sachs
	JP Morgan	Mitsubishi
	Mizuho	RBC
	SMBC	SunTrust
	TD Securities	UBS
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: TESORO LOGISTICS LP/CORP 6.125%

(3)	Title of Securities: TLLP 6.125%

(4)	Cusip: 88160QAD5

(5)	Date of First Offering: 8/15/13

(6)	Amount of Total Offering: 800,000,000

(7)	Unit Price of Offering: 100.25

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CITGO PETROLEUM	6.25%	8/15/2022	Oil Refining & Marketing	6.966%
CVR REF/COFF FIN	6.5%	11/1/2022	Oil Refining & Marketing	6.964%
WESTERN REFINING	6.25%	4/1/2021	Oil Refining & Marketing	7.058%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/9/16

(11)	Portfolio Assets on Trade Date: $331,665,400

(12)	Price Paid per Unit: 100.25

1

(13)	Total Price Paid by Portfolio: 125,000 bonds @ $100.25 = $125,312.50

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100.25 = $1,002,500.00

(15)	% of Portfolio Assets Applied to Purchase
0.038%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch	Barclays
	BBVA	BNP Paribas
	Citigroup	Credit Suisse
	Deutsche Bank	Goldman Sachs
	JP Morgan	Mitsubishi
	Mizuho	RBC
	SMBC	SunTrust
	TD Securities	UBS
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: TESORO LOGISTICS LP/CORP 6.375%

(3)	Title of Securities: TLLP 6.375%

(4)	Cusip: 88160QAM5

(5)	Date of First Offering: 5/9/16

(6)	Amount of Total Offering: 450,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CITGO PETROLEUM	6.25%	8/15/2022	Oil Refining & Marketing	6.966%
CVR REF/COFF FIN	6.5%	11/1/2022	Oil Refining & Marketing	6.964%
WESTERN REFINING	6.25%	4/1/2021	Oil Refining & Marketing	7.058%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/9/16

(11)	Portfolio Assets on Trade Date: $331,665,400

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 275,000 bonds @ $100 = $275,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.083%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	JP MORGAN	BANK OF AMERICA MERRILL LYNC
	RBS	US BANCORP
WELLS FARGO SECURITIES

(2)	Names of Issuers: PENSKE AUTOMOTIVE GROUP

(3)	Title of Securities: PAG 5.5%

(4)	Cusip: 70959WAG8

(5)	Date of First Offering: 5/11/16

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
DUFRY FINANCE	5.5%	10/15/2020	Specialty Retail	3.737%
GAMESTOP CORP	5.5%	10/1/2019	Specialty Retail	5.989%
SPRINGS INDS	6.25%	6/1/2021	Specialty Retail	6.471%

(8)	Underwriting Spread or Commission: 1.125%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/11/16

(11)	Portfolio Assets on Trade Date: $332,708,254

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 275,000 bonds @ $100 = $275,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.083%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
BANK OF AMERICA MERRILL LYNCH BARLCAYS
	CITIGROUP	GOLDMAN SACHS
JP MORGAN

Co-Manager:
	BBVA	FIFTH THIRD SECURITIES
	MITSUBISHI	REGIONS
	SMBC	SUNTRUST
WELLS FARGO SECURITIES

(2)	Names of Issuers: LIFEPOINT HEALTH 5.375%

(3)	Title of Securities: LPNT 5.375%

(4)	Cusip: 53219LAP4

(5)	Date of First Offering: 5/12/16

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
MPT OP PTNR/FINL	5.5%	5/1/2024	Health Facilities	5.575%
SURGICAL CARE	6%	4/1/2023	Health Facilities	6.347%
ACADIA HEALTH	5.625%	2/15/2023	Health Facilities	6.848%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/12/16

(11)	Portfolio Assets on Trade Date: $332,625,665

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 500,000 bonds @ $100 = $500,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100 = $4,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.150%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS	BMO CAPITAL MARKETS
	CREDIT SUISSE	JP MORGAN
	MORGAN STANLEY	WELLS FARGO SECURITIES

Co-Manager:
BLACKSTONE GROUP

(2)	Names of Issuers: PERFORMANCE FOOD GROUP 5.5%

(3)	Title of Securities: PFGC 5.5%

(4)	Cusip: 71376LAB6

(5)	Date of First Offering: 5/12/16

(6)	Amount of Total Offering: 350,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
BARRY CALLE SVCS	5.5%	6/15/2023	Food - Wholesale	4.96%
B&G FOODS INC	4.625%	6/1/2021	Food - Wholesale	4.944%
DEAN FOODS CO	6.5%	3/15/2023	Food - Wholesale	5.709%

(8)	Underwriting Spread or Commission: 1.6%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/12/16

(11)	Portfolio Assets on Trade Date: $332,625,665

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 175,000 bonds @ $100 = $175,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.053%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BANK OF AMERICA MERRILL LYNCH	BBVA
	BNP PARIBAS	CREDIT AGRICOLE
	CREDIT SUISSE	GOLDMAN SACHS
	HSBC	ING GROUP
	JP MORGAN	LLOYDS SECURITIES
	MITSUBISHI	MIZUHO
	MORGAN STANLEY	RBC
	SCOTIA CAPITAL	SMBC
	SOCIETE GENERALE	STANDARD CHARTERD BANK

Co-Manager:
	ABN AMRO SECURITIES	CIT GROUP
	LOOP CAPITAL MARKETS	RAYMOND JAMES
WELLS FARGO SECURITIES

(2)	Names of Issuers: CHENIERE CORP CHRISTI 7%

(3)	Title of Securities: CHCOCH 7%

(4)	Cusip: 16412XAA3

(5)	Date of First Offering: 5/12/16

(6)	Amount of Total Offering: 1,250,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CITGO PETROLEUM	6.25%	8/15/2022	Oil Refining & Marketing	6.966%
CITGO HOLDING	10.75	2/15/2020	Oil Refining & Marketing	11.804%
CVR REF/COFF FIN	6.5%	11/1/2022	Oil Refining & Marketing	6.964%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/12/16

(11)	Portfolio Assets on Trade Date: $332,625,665

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 300,000 bonds @ $100 = $300,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.090%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS	BNP PARIBAS
	CITIGROUP	CREDIT AGRICOLE
	CREDIT SUISSE	DEUTSCHE BANK
	FIFTH THIRD SECURITIES	GOLDMAN SACHS
	HSBC	JP MORGAN
	BANK OF AMERICA MERRILL LYNCH	MIZUHO
	MORGAN STANLEY	RBC
	SUNTRUST	WELLS FARGO SECURITIES

Co-Manager:
	ING	SCOTIA CAPITAL

(2)	Names of Issuers: AERCAP IRELAND 3.95%

(3)	Title of Securities: AER 3.95%

(4)	Cusip: 00772BAR2

(5)	Date of First Offering: 5/17/16

(6)	Amount of Total Offering: 1,000,000,000

(7)	Unit Price of Offering: 99.813

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
INTL LEASE FIN	4.625%	4/15/2021	Cons/Comm/Lease Financing	4.144%
AIRCASTLE LTD	4.625%	12/15/2018	Cons/Comm/Lease Financing	3.721%
SLM CORP	5%	6/15/2018	Cons/Comm/Lease Financing	7.211%

(8)	Underwriting Spread or Commission: 0.7%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/17/16

(11)	Portfolio Assets on Trade Date: $332,263,807

1

(12)	Price Paid per Unit: 99.813

(13)	Total Price Paid by Portfolio: 1,575,000 bonds @ $99.813 = $1,572,054.75

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.813 = $4,990,650.00

(15)	% of Portfolio Assets Applied to Purchase
0.473%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS	CITIGOUP
	DEUTSCHE BANK	GOLDMAN SACHS
	JP MORGAN	BANK OF AMERICA MERRILL LYNCH
	SUNTRUST	WELLS FARGO SECURITIES

Co-Manager:
	BMO CAPITAL MARKETS	BNP PARIBAS
	CREDIT AGRICOLE SECURITIES	MITSUBISHI
	MIZUHO	RBC
	SCOTIA	US BANCORP

(2)	Names of Issuers: SIRIUS XM RADIO 5.375%

(3)	Title of Securities: SIRI 5.375%

(4)	Cusip: 82967NAW8

(5)	Date of First Offering: 5/18/16

(6)	Amount of Total Offering: 1,000,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
GANNETT CO	5.5%	9/15/24	Media Content	5.573%
TOWNSQUARE MEDIA	6.5%	4/1/23	Media Content	8.022%
GANNETT CO	5.125%	10/15/19	Media Content	3.623%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/18/16

(11)	Portfolio Assets on Trade Date: $331,848,334

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 275,000 bonds @ $100 = $275,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,500,000 bonds @ $100 = $2,500,000

(15)	% of Portfolio Assets Applied to Purchase
0.083%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	FIFTH THIRD BANK	GOLDMAN SACHS
	JP MORGAN	BANK OF AMERICA MERRILL LYNCH
WELLS FARGO SECURITIES

Co-Manager:
	BB&t CAPITAL MARKETS	DEUTSCHE BANK
	HSBC	ING
	MIZUHO	SCOTIA BANK

(2)	Names of Issuers: TEMPUR SEALY 5.5%

(3)	Title of Securities: TPX 5.5%

(4)	Cusip: 88023UAE1

(5)	Date of First Offering: 5/19/16

(6)	Amount of Total Offering: 600,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
AVON PRODUCTS	5.75%	3/1/18	Personal & Household Products	10.241%
ENERGIZER SPINCO	5.5%	6/15/25	Personal & Household Products	6.391%
PRESTIGE BRANDS	5.375%	12/15/21	Personal & Household Products	6.189%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/19/16

(11)	Portfolio Assets on Trade Date: $330,569,869

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 550,000 bonds @ $100 = $550,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100 = $4,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.166%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS	CITIZENS BANK
	CREDIT AGRICOLE	GOLDMAN SACHS
	HSBC	JP MORGAN
	BANK OF AMERICA MERRILL LYNCH	MORGAN STANLEY
WELLS FARGO SECURITIES

Co-Manager:
	MITSUBISHI	PNC
SUNTRUST

(2)	Names of Issuers: IRON MOUNTAIN 4.375%

(3)	Title of Securities: IRM 4.375%

(4)	Cusip: 46284VAB7

(5)	Date of First Offering: 5/24/16

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ADT CORP	4.875%	7/15/2042	Support-Services	7.439%
AVIS BUDGET CAR	4.875%	11/15/2017	Support-Services	3.312%
HERTZ CORP	4.25%	4/1/2018	Support-Services	4.012%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/24/16

(11)	Portfolio Assets on Trade Date: $331,865,245

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 975,000 bonds @ $100 = $975,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
6,000,000 bonds @ $100 = $6,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.294%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS	CITIZENS BANK
	CREDIT AGRICOLE	GOLDMAN SACHS
	HSBC	JP MORGAN
	BANK OF AMERICA MERRILL LYNCH	MORGAN STANLEY
WELLS FARGO SECURITIES

Co-Manager:
	MITSUBISHI	PNC
SUNTRUST

(2)	Names of Issuers: IRON MOUNTAIN 5.375%

(3)	Title of Securities: IRM 5.375%

(4)	Cusip: 46289RAA3

(5)	Date of First Offering: 5/24/16

(6)	Amount of Total Offering: 250,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ADT CORP	4.875%	7/15/2042	Support-Services	7.439%
AVIS BUDGET CAR	4.875%	11/15/2017	Support-Services	3.312%
HERTZ CORP	4.25%	4/1/2018	Support-Services	4.012%

(8)	Underwriting Spread or Commission: 1.35%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/24/16

(11)	Portfolio Assets on Trade Date: $331,865,245

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 850,000 bonds @ $100 = $850,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
6,000,000 bonds @ $100 = $6,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.256%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS	CITIGROUP
	CREDIT SUISSE	DEUTSCHE BANK
	GOLDMAN SACHS	BANK OF AMERICA MERRILL LYNCH
MORGAN STANLEY

Co-Manager:
	DREXEL HAMILTON	GUGGENHEIM
	RBC	WELLS FARGO SECURITIES

(2)	Names of Issuers: ALBERTSONS COS LLC/SAFEW 6.625%

(3)	Title of Securities: ALBLLC 6.625%

(4)	Cusip: 013093AA7

(5)	Date of First Offering: 5/25/16

(6)	Amount of Total Offering: 1,250,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
SAFEWAY INC	7.45%	9/15/2027	Food & Drug Retailers	8.836%
SUPERVALU	6.75%	6/1/2021	Food & Drug Retailers	8.943%
TESCO PLC	6.15%	11/15/2037	Food & Drug Retailers	7.377%

(8)	Underwriting Spread or Commission: 1.35%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/25/13

(11)	Portfolio Assets on Trade Date: $332,539,667

(12)	Price Paid per Unit: 100
1

(13)	Total Price Paid by Portfolio: 150,000 bonds @ $100 = $150,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.045%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	CITIGROUP	GOLDMAN SACHS
	JP MORGAN	MORGAN STANLEY
WELLS FARGO SECURITIES

Co-Manager:
	BANK OF AMERICA MERRILL LYNCH	BARLCAYS
	FIFTH THIRD SECURITIES	WILLIAMS CAPITAL GROUP
INDUSTRIAL & COMM BANK OF CHINA
	MITSUBISHI	RABOBANK
SCOTIABANK

(2)	Names of Issuers: KFC HOLDING CO 5%

(3)	Title of Securities: YUM 5%

(4)	Cusip: 48250NAA3

(5)	Date of First Offering: 6/2/16

(6)	Amount of Total Offering: 1,050,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
WENDY’S INTL	7%	12/15/2025	Restaurants	6.999%
SEMINOLE INC/LLC	5.875%	5/15/2021	Restaurants	5.872%
CEC ENTERTAINMEN	8%	2/15/2022	Restaurants	9.193%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/2/16

(11)	Portfolio Assets on Trade Date: $332,438,372

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 650,000 bonds @ $100 = $650,000
1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.196%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	CITIGROUP	GOLDMAN SACHS
	JP MORGAN	MORGAN STANLEY
WELLS FARGO SECURITIES

Co-Manager:
	BANK OF AMERICA MERRILL LYNCH	BARLCAYS
	FIFTH THIRD SECURITIES	WILLIAMS CAPITAL GROUP
INDUSTRIAL & COMM BANK OF CHINA
	MITSUBISHI	RABOBANK
SCOTIABANK

(2)	Names of Issuers: KFC HOLDING CO 5.25%

(3)	Title of Securities: YUM 5.25%

(4)	Cusip: 48250NAB1

(5)	Date of First Offering: 6/2/16

(6)	Amount of Total Offering: 1,050,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
WENDY’S INTL	7%	12/15/2025	Restaurants	6.999%
SEMINOLE INC/LLC	5.875%	5/15/2021	Restaurants	5.872%
CEC ENTERTAINMEN	8%	2/15/2022	Restaurants	9.193%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/2/16

(11)	Portfolio Assets on Trade Date: $332,438,372

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 650,000 bonds @ $100 = $650,000
1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.196%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	DEUTSCHE BANK	BANK OF AMERICA MERRILL LYNCH
	RBC	WELLS FARGO SECURITIES

(2)	Names of Issuers: GRAY TELEVISION INC. 5.875%

(3)	Title of Securities: GTN 5.875%

(4)	Cusip: 389375AJ5

(5)	Date of First Offering: 6/7/16

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
GANNETT CO	5.5%	9/15/24	Media Content	5.573%
TOWNSQUARE MEDIA	6.5%	4/1/23	Media Content	8.022%
GANNETT CO	5.125%	10/15/19	Media Content	3.623%

(8)	Underwriting Spread or Commission: 1.35%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/7/16

(11)	Portfolio Assets on Trade Date: $334,306,279

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 650,000 bonds @ $100 = $650,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.194%
1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS	BBVA SECURITIES
	GOLDMAN SACHS	HSBC
	JP MORGAN	BANK OF AMERICA MERRILL LYNCH
WELLS FARGO SECURITIES

(2)	Names of Issuers: SIX FLAGS ENTERTAINMENT 4.875%

(3)	Title of Securities: SIX 4.875%

(4)	Cusip: 83001AAB8

(5)	Date of First Offering: 6/7/16

(6)	Amount of Total Offering: 300,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
NCL CORP	5.25%	11/15/2019	Recreation & Travel	3.91%
ROYAL CARIBBEAN	5.25%	11/15/2022	Recreation & Travel	4.817%
ROYAL CARIBBEAN	7.25%	3/15/2018	Recreation & Travel	3.426%

(8)	Underwriting Spread or Commission: 1.6%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/7/16

(11)	Portfolio Assets on Trade Date: $334,306,279

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,700,000 bonds @ $100 = $1,700,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.509%
1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	ABN AMRO CAPITAL	BANK OF AMERICA MERRILL LYNCH
	BBVA SECURITIES	CREDIT AGRICOLE
	CREDIT SUISSE	GOLDMAN SACHS
	HSBC	ING US CAPITAL GROUP
	JP MORGAN	LLOYDS SECURITIES
	MITSUBISHI TRUST	MIZUHO SECURITIES
	MORGAN STANLEY	RBC
	SANTANDER	SCOTIABANK
	SMBC NIKKO SECURITIES	SOCEITE GENERALE

Co-Manager:
WELLS FARGO SECURITIES

(2)	Names of Issuers: SABINE PASS LIQUEFACTION 5.875%

(3)	Title of Securities: CQP 5.875%

(4)	Cusip: 785592AP1

(5)	Date of First Offering: 6/8/16

(6)	Amount of Total Offering: 1,500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ENERGY TRANS	5.875%	1/15/2024	Gas Distribution	9.234%
ONEOK INC	6%	6/15/2035	Gas Distribution	10.674%
ROCKIES EXPRESS	6%	1/15/2019	Gas Distribution	7.31%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/8/16

(11)	Portfolio Assets on Trade Date: $335,429,070

(12)	Price Paid per Unit: 100
1

(13)	Total Price Paid by Portfolio: 125,000 bonds @ $100 = $125,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.037%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BANK OF AMERICA MERRILL LYNCH	BARCLAYS
	GOLDMAN SACHS	JP MORGAN
WELLS FARGO SECURITIES

Co-Manager:
	CITIZENS CAPITAL MARKETS	HSBC
REGIONS SECURITIES

(2)	Names of Issuers: JC PENNEY CORP INC.

(3)	Title of Securities: JCP 5.875%

(4)	Cusip: 708160CB0

(5)	Date of First Offering: 6/9/16

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
NEIMAN MARCUS	7.125%	6/1/2028	Department Stores	7.891%
SEARS HLDGS CORP	6.625	10/15/2018	Department Stores	10.888%
BON-TON DEPT STR	8%	6/15/2021	Department Stores	39.959%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/9/16

(11)	Portfolio Assets on Trade Date: $335,848,424

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 325,000 bonds @ $100 = $325,000
1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.097%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	CITIGROUP	DEUTSCHE BANK
	JP MORGAN	MITSUBISHI
	MORGAN STANLEY	WELLS FARGO SECURITIES

Co-Manager:
	BARCLAYS	BBVA
	RBC	RBC
SKANDINAVISKA ENSKILDA BANKEN AB
	STANDARD CHARTERED	TD SECURITIES
UNICREDIT CAPITAL MARKETS

(2)	Names of Issuers: WEATHERFORD BERMUDA 7.75%

(3)	Title of Securities: WFT 7.75%

(4)	Cusip: 947075AJ6

(5)	Date of First Offering: 6/9/16

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
TERVITA CORP	8%	11/15/18	Oil Field Equipment & Services	27.85%
WELLTEC A/S	8%	2/1/19	Oil Field Equipment & Services	10.528%
CALFRAC HLDGS	7.5%	12/1/20	Oil Field Equipment & Services	32.975%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/10/16

(11)	Portfolio Assets on Trade Date: $334,519,945
1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 675,000 bonds @ $100 = $675,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100 = $1,500,000

(15)	% of Portfolio Assets Applied to Purchase
0.202%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	CITIGROUP	DEUTSCHE BANK
	JP MORGAN	MITSUBISHI
	MORGAN STANLEY	WELLS FARGO SECURITIES

Co-Manager:
	BARCLAYS	BBVA
	RBC	RBC
SKANDINAVISKA ENSKILDA BANKEN AB
	STANDARD CHARTERED	TD SECURITIES
UNICREDIT CAPITAL MARKETS

(2)	Names of Issuers: WEATHERFORD BERMUDA 8.25%

(3)	Title of Securities: WFT 8.25%

(4)	Cusip: 947075AK3

(5)	Date of First Offering: 6/10/16

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
TERVITA CORP	8%	11/15/18	Oil Field Equipment & Services	27.85%
WELLTEC A/S	8%	2/1/19	Oil Field Equipment & Services	10.528%
CALFRAC HLDGS	7.5%	12/1/20	Oil Field Equipment & Services	32.975%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/10/16

(11)	Portfolio Assets on Trade Date: $334,519,945
1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 450,000 bonds @ $100 = $450,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.135%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BANK OF AMERICA MERRILL LYNCH	BMO CAPITAL MARKETS
	CITIGROUP	DEUTSCHE BANK
	GOLDMAN SACHS	ING
	JP MORGAN	KKR CAPITAL MARKETS
	MORGAN STANLEY	NATIXIS
	RABOBANK	WELLS FARGO SECURITIES

(2)	Names of Issuers: US FOODS INC. 5.875%

(3)	Title of Securities: USFOOD 5.875%

(4)	Cusip: 90290MAB7

(5)	Date of First Offering: 6/13/16

(6)	Amount of Total Offering: 600,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
BARRY CALLE SVCS	5.5%	6/15/2023	Food – Wholesale	4.96%
DEAN FOODS CO	6.5%	3/15/2023	Food – Wholesale	5.709%
HEARTHSIDE GROUP	6.5%	5/1/2022	Food – Wholesale	8.25%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/13/16

(11)	Portfolio Assets on Trade Date: $333,074,256

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 260,000 bonds @ $100 = $260,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000
1

(15)	% of Portfolio Assets Applied to Purchase
0.078%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	CITIGROUP	JP MORGAN
	BANK OF AMERICA MERRILL LYNCH	WELLS FARGO SECURITIES

Co-Manager:
	CITIZENS CAPITAL MARKETS	PNC
	BB&T CAPITAL MARKETS	BNY MELLON CAPITAL MARKETS
	SANTANDER	TD SECURITIES

(2)	Names of Issuers: AMERIGAS 5.625%

(3)	Title of Securities: APU 5.625%

(4)	Cusip: 030981AH7

(5)	Date of First Offering: 6/20/16

(6)	Amount of Total Offering: 675,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ENERGY TRANS	5.875%	1/15/2024	Gas Distribution	9.234%
ONEOK INC	6%	6/15/2035	Gas Distribution	10.674%
ROCKIES EXPRESS	6%	1/15/2019	Gas Distribution	7.31%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/20/16

(11)	Portfolio Assets on Trade Date: $332,973,528

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 300,000 bonds @ $100 = $300,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.090%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	CITIGROUP	JP MORGAN
	BANK OF AMERICA MERRILL LYNCH	WELLS FARGO SECURITIES

Co-Manager:
	CITIZENS CAPITAL MARKETS	PNC
	BB&T CAPITAL MARKETS	BNY MELLON CAPITAL MARKETS
	SANTANDER	TD SECURITIES

(2)	Names of Issuers: AMERIGAS 5.875%

(3)	Title of Securities: APU 5.875%

(4)	Cusip: 030981AJ3

(5)	Date of First Offering: 6/20/16

(6)	Amount of Total Offering: 675,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ENERGY TRANS	5.875%	1/15/2024	Gas Distribution	9.234%
ONEOK INC	6%	6/15/2035	Gas Distribution	10.674%
ROCKIES EXPRESS	6%	1/15/2019	Gas Distribution	7.31%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/20/16

(11)	Portfolio Assets on Trade Date: $332,973,528

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 300,000 bonds @ $100 = $300,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.090%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS	CITIGROUP
	DEUTSCHE BANK	MIZUHO
	PNC	TD SECURITIES
WELLS FARGO SECURITIES

Co-Manager:
	CREDIT SUISSE	GOLDMAN SACHS
	MORGAN STANLEY	RBC

(2)	Names of Issuers: WESTERN GAS PARTNERS 4.65%

(3)	Title of Securities: WES 4.65%

(4)	Cusip: 958254AF1

(5)	Date of First Offering: 6/30/16

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 99.796

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
DCP MIDSTREAM	4.75%	9/30/2021	Gas Distribution	9.815%
NUSTAR LOGISTICS	4.8%	9/1/2020	Gas Distribution	7.103%
NUSTAR LOGISTICS	4.75%	2/1/2022	Gas Distribution	7.45%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/30/16

(11)	Portfolio Assets on Trade Date: $332,216,556

(12)	Price Paid per Unit: 99.796

(13)	Total Price Paid by Portfolio: 1,325,000 bonds @ $99.796 = $1,322,297.00

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.796 = $4,989,800

(15)	% of Portfolio Assets Applied to Purchase
0.398%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Merrill Lynch, Pierce,
	Deutsche Bank Securities	Fenner & Smith
	DNB NOR Markets	Scotia Capital
J.P. Morgan Securities

Co-Managers
	Barclays	SMBC Nikko Securities
	BBVA Securities	SunTrust Robinson Humphrey
	Credit Suisse Securities	TD Securities
	Mitsubishi UFJ Securities	UBS Securities
	Mizuho Securities	U.S. Bancorp
	RBC Capital Markets	Wells Fargo Securities
SG Americas Securities

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 2.85 04/15/21, C#29379VBK8

(4)	Date of First Offering: 04/04/2016

(5)	Amount of Total Offering: 575,000,000

(6)	Unit Price of Offering: $99.898

Comparable Securities

1)	Ford Motor Credit Co., C#345397XW8
2)	JPMorgan Chase & Co., C#46625HQJ2
3)	American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 04/04/2016

(10)	Portfolio Assets on Trade Date: $1,333,626,948.22

(11)	Price Paid per Unit: $99.898

1

(12)	Total Price Paid by Portfolio:
1,180,000 bonds @ $99.898 = $1,178,796.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.898 = $19,979,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 8, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Merrill Lynch, Pierce,
	Deutsche Bank Securities	Fenner & Smith
	DNB NOR Markets	Scotia Capital
J.P. Morgan Securities

Co-Managers
	Barclays	SMBC Nikko Securities
	BBVA Securities	SunTrust Robinson Humphrey
	Credit Suisse Securities	TD Securities
	Mitsubishi UFJ Securities	UBS Securities
	Mizuho Securities	U.S. Bancorp
	RBC Capital Markets	Wells Fargo Securities
SG Americas Securities

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 3.95 02/15/27, C#29379VBL6

(4)	Date of First Offering: 04/04/2016

(5)	Amount of Total Offering: 575,000,000

(6)	Unit Price of Offering: $99.760

Comparable Securities

1)	Target Corporation, C#87612EBE5
2)	Exelon Corporation, C#30161NAU5
3)	Pepsico, C#713448DF2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 04/04/2016

(10)	Portfolio Assets on Trade Date: $1,333,626,948.22

(11)	Price Paid per Unit: $99.760

1

(12)	Total Price Paid by Portfolio:
610,000 bonds @ $99.760 = $608,536.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.760 = $14,964,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 8, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	U.S. Bancorp
	Mizuho Securities	Wells Fargo Securities

Co-Managers
	Bank of New York	Northern Trust Company
	Barclays Capital	PNC Capital Markets
	BNP Paribas	Scotia Capital USA
	CIBC World Markets	SunTrust Robinson Humphrey
	KeyBank NA	TD Securities
Mitsubishi UFJ Securities

(2)	Names of Issuers: Sierra Pacific Power Company

(3)	Title of Securities: BRKHEC 2.6 05/01/26 144A, C#826418BK0

(4)	Date of First Offering: 04/11/2016

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.745

Comparable Securities

1)	Target Corporation, C#87612EBE5
2)	Exelon Corporation, C#30161NAU5
3)	Pepsico Inc., C#713448DF2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 110 years

(9)	Trade Date: 04/11/2016

(10)	Portfolio Assets on Trade Date: $1,357,012,447.44

(11)	Price Paid per Unit: $99.745

(12)	Total Price Paid by Portfolio:
930,000 bonds @ $99.745 = $927,628.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.745= $19,949,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.068%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
110 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 8, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	CIBC World Markets	U.S. Bancorp
	Goldman, Sachs & Co.	Wells Fargo Securities
RBC Capital Markets
Co-Managers
	ANZ Securities	J. P. Morgan Securities
	BofA Merrill Lynch	Mizuho Securities
	BB&T Capital Markets	SunTrust Robinson Humphrey
	BBVA Securities	Williams Capital Group
BMO Capital Markets

(2)	Names of Issuers: Lowe’s Companies, Inc.

(3)	Title of Securities: LOW 2.5 04/15/26, Cusip #548661DM6

(4)	Date of First Offering: 04/11/2016

(5)	Amount of Total Offering: 1,350,000,000

(6)	Unit Price of Offering: $99.544

Comparable Securities

1)	Target Corporation, C#87612EBE5
2)	Exelon Corporation, C#30161NAU5
3)	Pepsico, C#713448DF2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 04/11/2016

(10)	Portfolio Assets on Trade Date: $1,357,012,447.44

(11)	Price Paid per Unit: $99.544

(12)	Total Price Paid by Portfolio:
1,195,000 bonds @ $99.544 = $1,189,550.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.544 = $19,908,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 8, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	CIBC World Markets	U.S. Bancorp
	Goldman, Sachs & Co.	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	ANZ Securities	J. P. Morgan Securities
	BofA Merrill Lynch	Mizuho Securities
	BB&T Capital Markets	SunTrust Robinson Humphrey
	BBVA Securities	Williams Capital Group
BMO Capital Markets

(2)	Names of Issuers: Lowe’s Companies, Inc.

(3)	Title of Securities: LOW 3.7 04/15/46, C#548661DN4

(4)	Date of First Offering: 04/11/2016

(5)	Amount of Total Offering: 1,350,000,000

(6)	Unit Price of Offering: $99.444

Comparable Securities

1)	Target Corporation, C#87612EBF2
2)	Exelon Corporation, C#30161NAV3
3)	Johnson & Johnson, C#478160BV5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 04/11/2016

(10)	Portfolio Assets on Trade Date: $1,357,012,447.44

(11)	Price Paid per Unit: $99.444

(12)	Total Price Paid by Portfolio:
595,000 bonds @ $99.444 = $591,691.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.444 = $9,944,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse
Co-Managers
	ANZ Securities	RBC Capital Markets
	Banca IMI S.p.A.	RBS Securities
	Banco Bilbao Vizcaya Argentaria	Santander Investment Securities
	BMO Capital Markets	Societe Generale
	BNY Mellon Capital Markets	Standard Chartered Bank
	Capital One Securities	SunTrust Robinson Humphrey
	Citigroup Global Markets	Swedbank AB
	Credit Agricole Securities	TD Securities
	Danske Bank A/S	UniCredit Capital Markets
	Deutsche Bank Securities	U.S. Bancorp
	Fifth Third Securities	Wells Fargo Securities
	ING Financial Markets	Lebenthal & Co.
	Lloyds Securities Inc.	MFR Securities
	Morgan Stanley & Co.	Mischler Financial Group
	nabSecurities	Samuel A. Ramirez & Co.
Natixis Securities Americas

(2)	Names of Issuers: Credit Suisse Group Funding

(3)	Title of Securities: CS 3.45 04/16/21 144A, C#225433AL5

(4)	Date of First Offering: 04/13/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.996

Comparable Securities

1)	Ford Motor Credit Co., C#345397XW8
2)	JPMorgan Chase & Co., C#46625HQJ2
3)	American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 04/13/2016

1

(10)	Portfolio Assets on Trade Date: $1,361,128,703.12

(11)	Price Paid per Unit: $99.996

(12)	Total Price Paid by Portfolio:
2,650,000 bonds @ $99.996 = $2,649,894.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
42,000,000 bonds @ $99.996 = $41,998,320.00

(14)	% of Portfolio Assets Applied to Purchase
0.195%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 8, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse
Co-Managers
	ANZ Securities	RBC Capital Markets
	Banca IMI S.p.A.	RBS Securities
	Banco Bilbao Vizcaya Argentaria	Santander Investment Securities
	BMO Capital Markets	Societe Generale
	BNY Mellon Capital Markets	Standard Chartered Bank
	Capital One Securities	SunTrust Robinson Humphrey
	Citigroup Global Markets	Swedbank AB
	Credit Agricole Securities	TD Securities
	Danske Bank A/S	UniCredit Capital Markets
	Deutsche Bank Securities	U.S. Bancorp
	Fifth Third Securities	Wells Fargo Securities
	ING Financial Markets	Lebenthal & Co.
	Lloyds Securities Inc.	MFR Securities
	Morgan Stanley & Co.	Mischler Financial Group
	nabSecurities	Samuel A. Ramirez & Co.
Natixis Securities Americas

(2)	Names of Issuers: Credit Suisse Group Funding

(3)	Title of Securities: CS 4.55 04/17/26 144A, Cusip #225433AQ4

(4)	Date of First Offering: 04/13/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.976

Comparable Securities

1)	Target Corporation, C#87612EBE5
2)	Exelon Corporation, C#30161NAU5
3)	Pepsico Inc., C#713448DF2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 04/13/2016

1

(10)	Portfolio Assets on Trade Date: $1,361,128,703.12

(11)	Price Paid per Unit: $99.976

(12)	Total Price Paid by Portfolio:
2,585,000 bonds @ $99.976 = $2,584,379.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
46,000,000 bonds @ $99.976 = $45,988,960.00

(14)	% of Portfolio Assets Applied to Purchase
0.190%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 8, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	RBC Capital Markets
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Comerica Securities	PNC Capital Markets

(2)	Names of Issuers: CMS Energy Corporation

(3)	Title of Securities: CMS 3 05/15/26, Cusip #125896BQ2

(4)	Date of First Offering: 05/02/2016

(5)	Amount of Total Offering: 300,000,000

(6)	Unit Price of Offering: $99.622

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 05/02/2016

(10)	Portfolio Assets on Trade Date: $1,385,894,355.33

(11)	Price Paid per Unit: $99.622

(12)	Total Price Paid by Portfolio:
605,000 bonds @ $99.622 = $602,713.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.622= $9,962,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Citigroup Global Markets	Wells Fargo Securities

Co-Managers
	Academy Securities	Mizuho Securities USA
	Bank of Montreal	Morgan Stanley
	Barclays Capital	RBC Capital Markets
	Deutsche Bank Securities	Standard Chartered Bank
	J.P. Morgan Securities	TD Securities

(2)	Names of Issuers: Thomson Reuters Corporation

(3)	Title of Securities: TRICN 3.35 05/15/26, Cusip #884903BV6

(4)	Date of First Offering: 05/02/16

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.570

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.500%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 05/02/16

(10)	Portfolio Assets on Trade Date: $1,385,894,355.33

(11)	Price Paid per Unit: $99.570

(12)	Total Price Paid by Portfolio:
605,000 bonds @ $99.570 = 602,398.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.570 = $9,957,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BB&T Capital Markets	Goldman Sachs
	Deutsche Bank Securities	Wells Fargo Securities

Co-Managers
	Drexel Hamilton	Ramirez & Co.
Mischler Financial Group

(2)	Names of Issuers: BB&T Corporation

(3)	Title of Securities: BBT 2.05 05/10/21, C#05531FAV5

(4)	Date of First Offering: 05/05/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.896

Comparable Securities

1)	JD.com Inc., C#47215PAB2
2)	Goldman Sachs Group, C#38141GVU5
3)	American Intl. Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 144 years

(9)	Trade Date: 05/05/2016

(10)	Portfolio Assets on Trade Date: $1,393,708,558.90

(11)	Price Paid per Unit: $99.896

(12)	Total Price Paid by Portfolio:
4,235,000 bonds @ $99.896 = $4,230,595.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
70,000,000 bonds @ $99.896 = $69,927,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.304%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
144 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	BNP Paribas Securities	Morgan Stanley
	Citigroup Global Markets	SMBC Nikko Securities
	Credit Agricole Securities	Societe Generale
	Deutsche Bank Securities	Wells Fargo Securities

Co-Managers
	Barclays Capital	RBS Securities
	BNY Mellon Capital Markets	Samuel A. Ramirez & Co.
	Credit Suisse Securities	Santander Investment Securities
	J.P. Morgan Securities	Scotia Capital USA
	Lloyds Securities	Williams Capital Group
Mitsubishi UFJ Securities

(2)	Names of Issuers: Time Warner Inc.

(3)	Title of Securities: TWX 2.95 07/15/26, C#887317BA2

(4)	Date of First Offering: 05/05/2016

(5)	Amount of Total Offering: 800,000,000

(6)	Unit Price of Offering: $98.702

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 26 years

(9)	Trade Date: 05/05/2016

(10)	Portfolio Assets on Trade Date: $1,393,708,558.90

(11)	Price Paid per Unit: $98.702

1

(12)	Total Price Paid by Portfolio:
1,210.000 bonds @ $98.702 = $1,194,294.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.702 = $19,740,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
	Deutsche Bank Securities	& Smith
	HSBC Securities	SG Americas Securities

Co-Managers
	Credit Suisse Securities	RBC Capital Markets
	DNB Markets	Santander Investment Securities
	Goldman Sachs	Standard Chartered Bank
	Lloyds Securities	U.S. Bancorp Investments
	Loop Capital Markets	Wells Fargo Securities
	Mitsubishi UFJ Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Abbvie Inc.

(3)	Title of Securities: ABBV 2.3 05/14/21, C#00287YAU3

(4)	Date of First Offering: 05/09/2016

(5)	Amount of Total Offering: 1,800,000,000

(6)	Unit Price of Offering: $99.826

Comparable Securities

1)	JD.com, C#47215PAB2
2)	Goldman Sachs Group, C#38141GVU5
3)	American Intl. Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 3 years

(9)	Trade Date: 05/09/2016

(10)	Portfolio Assets on Trade Date: $1,392,476,881.22

(11)	Price Paid per Unit: $99.826

1

(12)	Total Price Paid by Portfolio:
1,210,000 bonds @ $99.826 = $1,207,894.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.826 = $19,965,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
3 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
	Deutsche Bank Securities	& Smith
	HSBC Securities	SG Americas Securities

Co-Managers
	Credit Suisse Securities	RBC Capital Markets
	DNB Markets	Santander Investment Securities
	Goldman Sachs	Standard Chartered Bank
	Lloyds Securities	U.S. Bancorp Investments
	Loop Capital Markets	Wells Fargo Securities
	Mitsubishi UFJ Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Abbvie Inc.

(3)	Title of Securities: ABBV 3.2 05/14/26, C#00287YAY5

(4)	Date of First Offering: 05/09/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.618

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 3 years

(9)	Trade Date: 05/09/2016

(10)	Portfolio Assets on Trade Date: $1,392,476,881.22

(11)	Price Paid per Unit: $99.618

1

(12)	Total Price Paid by Portfolio:
910,000 bonds @ $99.618 = $906,523.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.618 = $14,942,700.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
3 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
	Deutsche Bank Securities	& Smith
	HSBC Securities	SG Americas Securities

Co-Managers
	Credit Suisse Securities	RBC Capital Markets
	DNB Markets	Santander Investment Securities
	Goldman Sachs	Standard Chartered Bank
	Lloyds Securities	U.S. Bancorp Investments
	Loop Capital Markets	Wells Fargo Securities
	Mitsubishi UFJ Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: AbbVie Inc.

(3)	Title of Securities: ABBV 4.45 05/14/46, C#00287YAW9

(4)	Date of First Offering: 05/09/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.328

Comparable Securities

1)	Target, Cusip #87612EBF2
2)	Exelon Corporation, C#30161NAV3
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 3 years

(9)	Trade Date: 05/09/2016

(10)	Portfolio Assets on Trade Date: $1,392,476,881.22

(11)	Price Paid per Unit: $99.328

1

(12)	Total Price Paid by Portfolio:
910,000 bonds @ $99.328 = $903,884.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.328 = $14,899,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
3 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Merrill Lynch, Pierce, Fenner
	BNP Paribas Securities	& Smith
	Citigroup Global Markets	Morgan Stanley
	Goldman Sachs	SG Americas Securities
	HSBC Securities	SMBC Nikko Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	ANZ Securities	RBC Capital Markets
	BBV Securities	Santander Investment Securities
	Deutsche Bank	Standard Bank of South Africa
	ICBC Standard Bank	Standard Chartered Bank
	Loop Capital Markets	US Bancorp Investments
	Mizuho Securities	Williams Capital Group

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 1.561 05/16/19, C#166764BH2

(4)	Date of First Offering: 05/09/2016

(5)	Amount of Total Offering: 1,350,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Ford Motor Credit Co., C#345397XY4
2)	Goldman Sachs Group, C#38141GVT8
3)	Johnson & Johnson, C#478160BR4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.110%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 05/09/2016

(10)	Portfolio Assets on Trade Date: $1,392,476,881.22

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
2,420,000 bonds @ $100.000 = $2,420,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
75,000,000 bonds @ $100.000 = $75,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.174%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Merrill Lynch, Pierce, Fenner
	BNP Paribas Securities	& Smith
	Citigroup Global Markets	Morgan Stanley
	Goldman Sachs	SG Americas Securities
	HSBC Securities	SMBC Nikko Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	ANZ Securities	RBC Capital Markets
	BBV Securities	Santander Investment Securities
	Deutsche Bank	Standard Bank of South Africa
	ICBC Standard Bank	Standard Chartered Bank
	Loop Capital Markets	US Bancorp Investments
	Mizuho Securities	Williams Capital Group

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 2.1 05/16/21, C#166764BG4

(4)	Date of First Offering: 05/09/2016

(5)	Amount of Total Offering: 1,350,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	JD.com Inc., C#47215PAB2
2)	Goldman Sachs Group, C#38141GVU5
3)	American Intl. Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.120%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 05/09/2016

(10)	Portfolio Assets on Trade Date: $1,392,476,881.22

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
3,630,000 bonds @ $100.000 = $3,630,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $100.000 = $60,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.261%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Merrill Lynch, Pierce, Fenner
	BNP Paribas Securities	& Smith
	Citigroup Global Markets	Morgan Stanley
	Goldman Sachs	SG Americas Securities
	HSBC Securities	SMBC Nikko Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	ANZ Securities	RBC Capital Markets
	BBV Securities	Santander Investment Securities
	Deutsche Bank	Standard Bank of South Africa
	ICBC Standard Bank	Standard Chartered Bank
	Loop Capital Markets	US Bancorp Investments
	Mizuho Securities	Williams Capital Group

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 2.954 05/16/26, C#166764BL3

(4)	Date of First Offering: 05/09/2016

(5)	Amount of Total Offering: 2,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143UBH7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 05/09/2016

(10)	Portfolio Assets on Trade Date: $1,392,476,881.22

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
3,025,000 bonds @ $100.000 = $3,025,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $100.000 = $50,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.217%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Morgan Stanley
	Citicorp Securities	Royal Bank of Canada
	Goldman Sachs	Wells Fargo

Co-Managers
	Bank of Tokyo Mitsubishi Trust	HSBC Securities
	BNP Paribas	Mizuho Securities
	Credit Agricole Securities	Santander Consumer Finance
	Credit Suisse	Sumitomo Mitsui Banking Corp.
Deutsche Bank Securities

(2)	Names of Issuers: Kraft Heinz Food Company

(3)	Title of Securities: KHC 3 06/01/26 144A, C#50077LAC0

(4)	Date of First Offering: 05/10/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.562

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: Over 3 years (Heinz 147 years, Kraft Foods 4 years)

(9)	Trade Date: 05/10/2016

(10)	Portfolio Assets on Trade Date: $1,392,440,049.18

(11)	Price Paid per Unit: $99.562

(12)	Total Price Paid by Portfolio:
2,535,000 bonds @ $99.562 = $2,523,896.70
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.562 = $39,824,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.181%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Over 3 years (Heinz 147 years, Kraft Foods 4 years)

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Barclays Capital	J.P. Morgan
	Citicorp Securities	Morgan Stanley
	Credit Suisse	Wells Fargo

Co-Managers
	Banco Santander	HSBC Securities
	Bank of Tokyo Mitsubishi	Mizuho Securities
	BNP Paribas	RBC Capital Markets
	Credit Agricole Securities	Sumitomo Mitsui Banking
Deutsche Bank Securities

(2)	Names of Issuers: Kraft Heinz Food Company

(3)	Title of Securities: KHC 4.375 06/01/46 144A, C#50077LAA4

(4)	Date of First Offering: 05/10/2016

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.684

Comparable Securities

1)	Target Corporation, C#87612EFB2
2)	Exelon Corporation, C#30161NAV3
3)	Johnson & Johnson, C#478160BV5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: Over 3 years (Heinz 147 years, Kraft Foods 4 years)

(9)	Trade Date: 05/10/2016

(10)	Portfolio Assets on Trade Date: $1,392,440,049.18

(11)	Price Paid per Unit: $99.684

(12)	Total Price Paid by Portfolio:
1,575,000 bonds @ $99.684 = $1,570,023.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.684 = $24,921,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Over 3 years (Heinz 147 years, Kraft Foods 4 years)

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	Capital One Securities	Credit Suisse
	Citigroup	The Williams Capital Group

(2)	Names of Issuers: Capital One Multi-Asset Execution Trust

(3)	Title of Securities: COMET 2016-A1 A1, Cusip #14041NFC0

(4)	Date of First Offering: 5/11/16

(5)	Amount of Total Offering: 1,300,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	DCENT 2016-A2 A2, C#254683BT1
2)	DCENT 2016-A1 A1, C#254683BS3
3)	DCENT 2015-A3 A, C#254683BQ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.225%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 5/11/16

(10)	Portfolio Assets on Trade Date: $1,393,778,953.57

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
5,768,000 bonds @ $100.000 = $5,768,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
100,000,000 bonds @ $100.000 = $100,000,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.414%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	Capital One Securities	Credit Suisse
	Citigroup	The Williams Capital Group

(2)	Names of Issuers: Capital One Multi-Asset Execution Trust

(3)	Title of Securities: COMET 2016-A2 A2, C#14041NFD8

(4)	Date of First Offering: 05/11/16

(5)	Amount of Total Offering: 625,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	DECENT 2016-A2 A2, C#254683BT1
2)	DECENT 2016-A1 A1, C#254683BS3
3)	DECENT 2015-A3 A, C#254683BQ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.275%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 05/11/16

(10)	Portfolio Assets on Trade Date: $1,393,778,953.57

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
3,051,000 bonds @ $100.000 = $3,051,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $100.000 = $50,000,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.219%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	Credit Suisse	Wells Fargo Securities

Co-Managers
	BNY Mellon Capital Markets	UBS Securities
	CIBC World Markets	U.S. Bancorp Investments

(2)	Names of Issuers: PPL Capital Funding

(3)	Title of Securities: PPL 3.1 05/15/26, Cusip #69352PAL7

(4)	Date of First Offering: 05/12/2016

(5)	Amount of Total Offering: 650,000,000

(6)	Unit Price of Offering: $99.872

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 05/12/2016

(10)	Portfolio Assets on Trade Date: $1,391,170,883.05

(11)	Price Paid per Unit: $99.872

(12)	Total Price Paid by Portfolio:
2,115,000 bonds @ $99.872 = $2,112,292.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.872 = $34,955,200.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.152%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	BNY Mellon Capital Markets	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	Guggenheim Securities	KeyBanc Capital Markets
	J.P. Morgan Securities	Loop Capital Markets
	Mitsubishi UFJ Securities	PNC Capital Markets
	SunTrust Robinson Humphrey	Santander Investment Securities
	U.S. Bancorp Investments	SMBC Nikko Securities
Fifth Third Securities

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 2.125 06/01/21, Cusip #126650CT5

(4)	Date of First Offering: 05/16/2016

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.721

Comparable Securities

1)	JD.com. C#47215PAB2
2)	Goldman Sachs Group, C#38141GVU5
3)	American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 05/16/2016

(10)	Portfolio Assets on Trade Date: $1,390,113,081.94

(11)	Price Paid per Unit: $99.721

(12)	Total Price Paid by Portfolio:
1,815,000 bonds @ $99.721 = $1,809,936.15
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.721 = $29,916,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.130%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	BNY Mellon Capital Markets	Wells Fargo Securities
Merrill Lynch, Pierce, Fenner & Smith

Co-Managers
	Guggenheim Securities	KeyBanc Capital Markets
	J.P. Morgan Securities	Loop Capital Markets
	Mitsubishi UFJ Securities	PNC Capital Markets
	SunTrust Robinson Humphrey	Santander Investment Securities
	U.S. Bancorp Investments	SMBC Nikko Securities
Fifth Third Securities

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 2.875 06/01/26, C#126650CU2

(4)	Date of First Offering: 05/16/2016

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.139

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 05/16/2016

(10)	Portfolio Assets on Trade Date: $1,390,113,081.94

(11)	Price Paid per Unit: $99.139

(12)	Total Price Paid by Portfolio:
1,210,000 bonds @ $99.139 = $1,199,581.90
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.139 = $19,827,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities

Co-Managers
	ABN AMRO Securities	Natixis Securities
	CIBC World Markets	Rabo Securities
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse Securities	RBS Securities
	Deutsche Bank	Santander Investment Securities
	Erst Group Bank	Scotia Capital
	Merrill Lynch, Pierce,	Skandinaviska Enskilda Banken
	Fenner & Smith	TD Securities
	Mitsubishi UFJ Securities	UBS Securities
	nabSecurities	Wells Fargo Securities

(2)	Names of Issuers: HSBC Holdings plc

(3)	Title of Securities: HSBC 3.9 05/25/26, C#404280BB4

(4)	Date of First Offering: 05/18/2016

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.647

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 05/18/2016

(10)	Portfolio Assets on Trade Date: $1,383,440,799.33

(11)	Price Paid per Unit: $99.647
1

(12)	Total Price Paid by Portfolio:
2,720,000 bonds @ $99.647 = $2,710,398.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.647 = $44,841,150.00

(14)	% of Portfolio Assets Applied to Purchase
0.196%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Mizuho Securities
	Citigroup	Morgan Stanley
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Apto Partners	MFR Securities
	BB&T Capital Markets	Mischler Financial Group
	BBVA Securities	PNC Capital Markets
	Blaylock Beal Van	Regions Securities
	BNP Paribas Securities	Samuel A. Ramirez & Co.
	CastleOak Securities	Santander Investment Securities
	CIBC World Markets	Scotia Capital USA
	C. L. King & Associates	Siebert Brandford Shank & Co.
	Commerz Markets	TD Securities USA
	Drexel Hamilton	US Bancorp Investments
	Fifth Third Securities	Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: The Southern Company

(3)	Title of Securities: SO 1.85 07/01/19, C#842587CQ8

(4)	Date of First Offering: 05/19/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.981

Comparable Securities

1)	Ford Motor Credit Co., C#345397XY4
2)	Goldman Sachs Group, C#38141GVT8
3)	Johnson & Johnson, C#478160BR4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 71 years
1

(9)	Trade Date: 05/19/2016

(10)	Portfolio Assets on Trade Date: $1,385,692,212.74

(11)	Price Paid per Unit: $99.981

(12)	Total Price Paid by Portfolio:
1,515,000 bonds @ $99.981= $1,514,712.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.981= $24,995,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Mizuho Securities
	Citigroup	Morgan Stanley
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Apto Partners	MFR Securities
	BB&T Capital Markets	Mischler Financial Group
	BBVA Securities	PNC Capital Markets
	Blaylock Beal Van	Regions Securities
	BNP Paribas Securities	Samuel A. Ramirez & Co.
	CastleOak Securities	Santander Investment Securities
	CIBC World Markets	Scotia Capital USA
	C. L. King & Associates	Siebert Brandford Shank & Co.
	Commerz Markets	TD Securities USA
	Drexel Hamilton	US Bancorp Investments
	Fifth Third Securities	Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: The Southern Company

(3)	Title of Securities: SO 2.35 07/01/21, C#842587CS4

(4)	Date of First Offering: 05/19/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.864

Comparable Securities

1)	JD.com, C#47215PAB2
2)	Goldman Sachs Group, C#38141GVU5
3)	American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 71 years
1

(9)	Trade Date: 05/19/2016

(10)	Portfolio Assets on Trade Date: $1,385,692,212.74

(11)	Price Paid per Unit: $99.864

(12)	Total Price Paid by Portfolio:
1,820,000 bonds @ $99.864 = $1,817,524.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.864 = $29,959,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.131%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Mizuho Securities
	Citigroup	Morgan Stanley
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Apto Partners	MFR Securities
	BB&T Capital Markets	Mischler Financial Group
	BBVA Securities	PNC Capital Markets
	Blaylock Beal Van	Regions Securities
	BNP Paribas Securities	Samuel A. Ramirez & Co.
	CastleOak Securities	Santander Investment Securities
	CIBC World Markets	Scotia Capital USA
	C. L. King & Associates	Siebert Brandford Shank & Co.
	Commerz Markets	TD Securities USA
	Drexel Hamilton	US Bancorp Investments
	Fifth Third Securities	Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: The Southern Company

(3)	Title of Securities: SO 3.25 07/01/26, C#842587CV7

(4)	Date of First Offering: 05/19/2016

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.638

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 71 years

1

(9)	Trade Date: 05/19/2016

(10)	Portfolio Assets on Trade Date: $1,385,692,212.74

(11)	Price Paid per Unit: $99.638

(12)	Total Price Paid by Portfolio:
1,515,000 bonds @ $99.638 = $1,509,515.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.638 = $24,909,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Mizuho Securities
	Citigroup	Morgan Stanley
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Apto Partners	MFR Securities
	BB&T Capital Markets	Mischler Financial Group
	BBVA Securities	PNC Capital Markets
	Blaylock Beal Van	Regions Securities
	BNP Paribas Securities	Samuel A. Ramirez & Co.
	CastleOak Securities	Santander Investment Securities
	CIBC World Markets	Scotia Capital USA
	C. L. King & Associates	Siebert Brandford Shank & Co.
	Commerz Markets	TD Securities USA
	Drexel Hamilton	US Bancorp Investments
	Fifth Third Securities	Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: The Southern Company

(3)	Title of Securities: SO 4.25 07/01/36, C#842587CW5

(4)	Date of First Offering: 05/19/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.579

Comparable Securities

1)	Johnson & Johnson, C#478160BU7
2)	American International Group, C#026874DE4
3)	International Paper, C#460146CM3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 71 years

1

(9)	Trade Date: 05/19/2016

(10)	Portfolio Assets on Trade Date: $1,385,692,212.74

(11)	Price Paid per Unit: $99.579

(12)	Total Price Paid by Portfolio:
455,000 bonds @ $99.579 = $453,084.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.579 = $9,957,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Mizuho Securities
	Citigroup	Morgan Stanley
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Apto Partners	MFR Securities
	BB&T Capital Markets	Mischler Financial Group
	BBVA Securities	PNC Capital Markets
	Blaylock Beal Van	Regions Securities
	BNP Paribas Securities	Samuel A. Ramirez & Co.
	CastleOak Securities	Santander Investment Securities
	CIBC World Markets	Scotia Capital USA
	C. L. King & Associates	Siebert Brandford Shank & Co.
	Commerz Markets	TD Securities USA
	Drexel Hamilton	US Bancorp Investments
	Fifth Third Securities	Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: The Southern Company

(3)	Title of Securities: SO 4.4 07/01/46, Cusip #842587CX3

(4)	Date of First Offering: 05/19/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.482

Comparable Securities

1)	Target Corporation, C#87612EBF2
2)	Exelon Corporation, C#30161NAV3
3)	Johnson & Johnson, C#4781610BV5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 71 years

1

(9)	Trade Date: 05/19/2016

(10)	Portfolio Assets on Trade Date: $1,385,692,212.74

(11)	Price Paid per Unit: $99.482

(12)	Total Price Paid by Portfolio:
1,030,000 bonds @ $99.482 = $1,024,664.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.482 = $19,896,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Mitsubishi UFJ Securities
	Citigroup Global Markets	Mizuho Securities
	Deutsche Bank Securities	Wells Fargo Securities
Goldman Sachs

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
PNC Capital Markets

(2)	Names of Issuers: Lam Research Corporation

(3)	Title of Securities: LRCX 2.8 06/15/21, Cusip #512807AR9

(4)	Date of First Offering: 05/23/2016

(5)	Amount of Total Offering: 800,000,000

(6)	Unit Price of Offering: $99.916

Comparable Securities

1)	JD.com Inc., C#47215PAB2
2)	Goldman Sachs Group, C#38141GVU5
3)	American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 05/23/2016

(10)	Portfolio Assets on Trade Date: $1,389,490,752.69

(11)	Price Paid per Unit: $99.916

(12)	Total Price Paid by Portfolio:
1,215,000 bonds @ $99.916 = $1,213,979.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.916 = $19,983,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Mitsubishi UFJ Securities
	Citigroup Global Markets	Mizuho Securities
	Deutsche Bank Securities	Wells Fargo Securities
Goldman Sachs

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
PNC Capital Markets

(2)	Names of Issuers: Lam Research Corporation

(3)	Title of Securities: LRCX 3.45 06/15/23, Cusip #512807AQ1

(4)	Date of First Offering: 05/23/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.697

Comparable Securities

1)	JPMorgan Chase & Co., C#46625HRL6
2)	General Motors Financial C#37054XBK1
3)	Ford Motor Credit Co., C#345397XZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 05/23/2016

(10)	Portfolio Assets on Trade Date: $1,389,490,752.69

(11)	Price Paid per Unit: $99.697

(12)	Total Price Paid by Portfolio:
610,000 bonds @ $99.697 = $608,151.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.697 = $9,969,700.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Mitsubishi UFJ Securities
	Citigroup Global Markets	Mizuho Securities
	Deutsche Bank Securities	Wells Fargo Securities
Goldman Sachs

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
PNC Capital Markets

(2)	Names of Issuers: Lam Research Corporation

(3)	Title of Securities: LRCX 3.9% 06/15/26, Cusip #512807AP3

(4)	Date of First Offering: 05/23/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.744

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 05/23/2016

(10)	Portfolio Assets on Trade Date: $1,389,490,752.69

(11)	Price Paid per Unit: $99.744

(12)	Total Price Paid by Portfolio:
910,000 bonds @ $99.744 = $907,670.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.744 = $19,948,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	RBC Capital Markets
	Mitsubishi UFJ Securities	U.S. Bancorp

Co-Managers
	BofA Merrill Lynch	Societe Generale
	Barclays Capital	TD Securities
	HSBC Securities	Wells Fargo
Mizuho Securities

(2)	Names of Issuers: ERAC USA Finance LLC

(3)	Title of Securities: ENTERP 2.6 12/01/21 144A, C#26884TAQ5

(4)	Date of First Offering: 05/23/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.862

Comparable Securities

1)	JD.com, C#47215PAB2
2)	Goldman Sachs Group, C#47215PAB2
3)	American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 59 years

(9)	Trade Date: 05/23/2016

(10)	Portfolio Assets on Trade Date: $1,389,490,752.69

(11)	Price Paid per Unit: $99.862

(12)	Total Price Paid by Portfolio:
1,585,000 bonds @ $99.862 = $1,582,812.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.862 = $24,965,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	RBC Capital Markets
	Mitsubishi UFJ Securities	U.S. Bancorp

Co-Managers
	BofA Merrill Lynch	Societe Generale
	Barclays Capital	TD Securities
	HSBC Securities	Wells Fargo
Mizuho Securities

(2)	Names of Issuers: ERAC USA Finance LLC

(3)	Title of Securities: ENTERP 3.3 12/01/26 144A, C#26884TAR3

(4)	Date of First Offering: 05/23/2016

(5)	Amount of Total Offering: 650,000,000

(6)	Unit Price of Offering: $99.674

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 59 years

(9)	Trade Date: 05/23/2016

(10)	Portfolio Assets on Trade Date: $1,389,490,752.69

(11)	Price Paid per Unit: $99.674

(12)	Total Price Paid by Portfolio:
1,595,000 bonds @ $99.674 = $1,589,800.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.674 = $24,918,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	HSBC Securities	UBS Investment Bank
	J.P. Morgan Securities	UniCredit Capital Markets
	Lloyds Securities	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Deutsche Bank Securities	BB&T Capital markets
	Santander Investment Securities	Loop Capital Markets
	SMBC Nikko Securities	Mischler Financial Group
	Societe Generale	RBS Securities
	U.S. Bancorp Investment	Williams Capital Group

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WBA 2.6 06/01/21, C#931427AN8

(4)	Date of First Offering: 05/26/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.944

Comparable Securities

1)	JD.com, C#47215PAB2
2)	Goldman Sachs Group, C#38141GVU5
3)	American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: Walgreens 115 years, Boots 167 years

(9)	Trade Date: 05/26/2016

(10)	Portfolio Assets on Trade Date: $1,392,189,227.24

(11)	Price Paid per Unit: $99.944

(12)	Total Price Paid by Portfolio:
1,825,000 bonds @ $99.944 = $1,823,978.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.944 = $29,983,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.131%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Walgreens 115 years, Boots 167 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	HSBC Securities	UBS Investment Bank
	J.P. Morgan Securities	UniCredit Capital Markets
	Lloyds Securities	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Deutsche Bank Securities	BB&T Capital markets
	Santander Investment Securities	Loop Capital Markets
	SMBC Nikko Securities	Mischler Financial Group
	Societe Generale	RBS Securities
	U.S. Bancorp Investment	Williams Capital Group

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WBA 3.45 06/01/26, Cusip #931427AQ1

(4)	Date of First Offering: 05/26/2016

(5)	Amount of Total Offering: 1,900,000,000

(6)	Unit Price of Offering: $99.748

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: Walgreens 115 years, Boots 167 years

(9)	Trade Date: 05/26/2016

(10)	Portfolio Assets on Trade Date: $1,392,189,227.24

(11)	Price Paid per Unit: $99.748

(12)	Total Price Paid by Portfolio:
1,215,000 bonds @ $99.748 = $1,211,938.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.748 = $19,949,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Walgreens 115 years, Boots 167 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	HSBC Securities	UBS Investment Bank
	J.P. Morgan Securities	UniCredit Capital Markets
	Lloyds Securities	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Deutsche Bank Securities	BB&T Capital markets
	Santander Investment Securities	Loop Capital Markets
	SMBC Nikko Securities	Mischler Financial Group
	Societe Generale	RBS Securities
	U.S. Bancorp Investment	Williams Capital Group

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WBA 4.65 06/01/46, Cusip #931427AR9

(4)	Date of First Offering: 05/26/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.216

Comparable Securities

1)	Target Corporation, C#87612EBF2
2)	Exelon Corporation, C#30161NAV3
3)	Johnson & Johnson, C#478160BV5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: Walgreens 115 years, Boots 167 years

(9)	Trade Date: 05/26/2016

(10)	Portfolio Assets on Trade Date: $1,392,189,227.24

(11)	Price Paid per Unit: $99.216

(12)	Total Price Paid by Portfolio:
180,000 bonds @ $99.216 = $178,588.80
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.216 = $6,945,120.00

(14)	% of Portfolio Assets Applied to Purchase
0.013%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Walgreens 115 years, Boots 167 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	UBS Investment Bank
	Credit Agricole Securities	Wells Fargo Securities
Ramirez & Co.

Co-Managers
	MFR Securities	Societe Generale
Siebert Brandford Shank & Co.

(2)	Names of Issuers: Southern California Gas Company

(3)	Title of Securities: SRE 2.6 06/15/26, Cusip #842434CQ3

(4)	Date of First Offering: 05/31/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.806

Comparable Securities

1)	Mitsubishi UFJ Financial Group, C#606822AD6
2)	Goldman Sachs Group, C#38143U8H7
3)	Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 149 years

(9)	Trade Date: 05/31/2016

(10)	Portfolio Assets on Trade Date: $1,397,702,981.11

(11)	Price Paid per Unit: $99.806

(12)	Total Price Paid by Portfolio:
1,530,000 bonds @ $99.806 = $1,527,031.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.806 = $24,951,500.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
149 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Citigroup	Morgan Stanley
	UBS Investment Bank	SunTrust Robinson Humphrey
	Barclays	U.S. Bancorp
	MUFG	Wells Fargo Securities
Mizuho Securities

Co-Managers
	Bank of New York Mellon	HSBC Securities
	Fifth Third Securities	PNC Capital Markets
	BofA Merrill Lynch	Credit Suisse

(2)	Names of Issuers: Aetna Inc.

(3)	Title of Securities: AET 2.8 06/15/23, C#00817YAV0

(4)	Date of First Offering: 06/02/2016

(5)	Amount of Total Offering: 1,300,000,000

(6)	Unit Price of Offering: $99.854

Comparable Securities

1)	JPMorgan Chase & Co., C#46625HRL6
2)	General Motors Financial Co., C#37045XBK1
3)	Waste Management, C#94106LBD0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 163 years

(9)	Trade Date: 06/02/2016

(10)	Portfolio Assets on Trade Date: $1,400,017,699.38

(11)	Price Paid per Unit: $99.854

(12)	Total Price Paid by Portfolio:
1,225,000 bonds @ $99.854 = $1,223,211.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.854 = $19,970,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
163 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 8, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	BofA Merrill Lynch
	UBS Investment Bank	Credit Suisse

Co-Managers
	Barclays	PNC Capital Markets
	MUFG	BNY Mellon Capital Markets
	Mizuho Securities	HSBC
	Morgan Stanley	Fifth Third Securities
SunTrust Robinson Humphrey
US Bancorp
Wells Fargo Securities

(2)	Names of Issuers: Aetna Inc.

(3)	Title of Securities: AET 3.2 06/15/26, C#00817YAW8

(4)	Date of First Offering: 06/02/2016

(5)	Amount of Total Offering: 2,800,000,000

(6)	Unit Price of Offering: $99.626

Comparable Securities

1)	Citigroup, C#172967KN0
2)	JD.com, C#47215PAC0
3)	Royal Bank of Scotland Group, C#780097BA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 163 years

(9)	Trade Date: 06/02/2016

(10)	Portfolio Assets on Trade Date: $1,400,017,699.38

(11)	Price Paid per Unit: $99.626

(12)	Total Price Paid by Portfolio:
1,840,000 bonds @ $99.626 = $1,833,118.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.626 = $29,887,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.131%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
163 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	BofA Merrill Lynch
	UBS Investment Bank	Credit Suisse

Co-Managers
	Barclays	PNC Capital Markets
	MUFG	BNY Mellon Capital Markets
	Mizuho Securities	HSBC
	Morgan Stanley	Fifth Third Securities
SunTrust Robinson Humphrey
US Bancorp
Wells Fargo Securities

(2)	Names of Issuers: Aetna Inc.

(3)	Title of Securities: AET 4.375 06/15/46, Cusip #00817YAX6

(4)	Date of First Offering: 06/02/2016

(5)	Amount of Total Offering: 2,400,000,000

(6)	Unit Price of Offering: $99.900

Comparable Securities

1)	Northern States Power Co. of Minnesota, C#665772CPs
2)	Intel Corporation, C#458140AV2
3)	Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.8750%).

(8)	Years of Issuer’s Operations: 163 years

(9)	Trade Date: 06/02/2016

(10)	Portfolio Assets on Trade Date: $1,400,017,699.38

(11)	Price Paid per Unit: $99.900

(12)	Total Price Paid by Portfolio:
1,225,000 bonds @ $99.900 = $1,223,775.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.900 = $19,980,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
163 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Citigroup Global Markets	RBC Capital markets
	Jefferies & Co.	Wells Fargo Securities

Co-Managers
	Barclays Capital	Regions Financial
	BB&T Capital Markets	Scotia Capital
	BMO Capital Markets	Stifel Nicolaus & Co.
	Mizuho Securities USA	UBS Securities
MUFG Union Bank

(2)	Names of Issuers: Brixmor Operating Partnership

(3)	Title of Securities: BRX 4.125 06/15/26, Cusip #11120VAC7

(4)	Date of First Offering: 06/02/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.328

Comparable Securities

1)	Citigroup, C#172967KN0
2)	JD.com, C#47215PAC0
3)	Royal Bank of Scotland Group, C#780097BA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 06/02/2016

(10)	Portfolio Assets on Trade Date: $1,400,017,699.38

(11)	Price Paid per Unit: $99.328

(12)	Total Price Paid by Portfolio:
920,000 bonds @ $99.328 = $913,817.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.328 = $14,899,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	Goldman Sachs	PNC Capital Markets
	Morgan Stanley	RBC Capital Markets
	Citigroup Global Markets	Santander Investment Securities
	HSBC Securities	SMBC Nikko Securities
	Merrill Lynch, Pierce,	U.S. Bancorp Investments
	Fenner & Smith	Wells Fargo Securities

Co-Managers
Scotia Capital

(2)	Names of Issuers: Fortive Corporation

(3)	Title of Securities: FTV 1.8 06/15/19 144A, C#34959JAA6

(4)	Date of First Offering: 06/06/2016

(5)	Amount of Total Offering: 300,000,000

(6)	Unit Price of Offering: $99.893

Comparable Securities

1)	Santander Holdings, C#80282KAH9
2)	Coca-Cola Co., C#191216BV1
3)	Pfizer, C#717081DU4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 06/06/2016

(10)	Portfolio Assets on Trade Date: $1,409,610,037.50

(11)	Price Paid per Unit: $99.893

(12)	Total Price Paid by Portfolio:
320,000 bonds @ $99.893 = $319,657.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.893= $4,994,650.00

(14)	% of Portfolio Assets Applied to Purchase
0.023%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	Goldman Sachs	PNC Capital Markets
	Morgan Stanley	RBC Capital Markets
	Citigroup Global Markets	Santander Investment Securities
	HSBC Securities	SMBC Nikko Securities
	Merrill Lynch, Pierce,	U.S. Bancorp Investments
	Fenner & Smith	Wells Fargo Securities

Co-Managers
Scotia Capital

(2)	Names of Issuers: Fortive Corporation

(3)	Title of Securities: FTV 2.35 06/15/21 144A, C#34959JAB4

(4)	Date of First Offering: 06/06/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.977

Comparable Securities

1)	Pfizer, C#717081DX8
2)	State Street Corporation, C#857477AV5
3)	Westpac Banking Corporation, C#961214CV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 06/06/2016

(10)	Portfolio Assets on Trade Date: $1,409,610,037.50

(11)	Price Paid per Unit: $99.977

(12)	Total Price Paid by Portfolio:
1,095,000 bonds @ $99.977 = $1,094,748.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.977 = $16,996,090.00

(14)	% of Portfolio Assets Applied to Purchase
0.078%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	Goldman Sachs	PNC Capital Markets
	Morgan Stanley	RBC Capital Markets
	Citigroup Global Markets	Santander Investment Securities
	HSBC Securities	SMBC Nikko Securities
	Merrill Lynch, Pierce,	U.S. Bancorp Investments
	Fenner & Smith	Wells Fargo Securities

Co-Managers
Scotia Capital

(2)	Names of Issuers: Fortive Corporation

(3)	Title of Securities: FTV 3.15 06/15/26 144A, Cusip #34959JAC2

(4)	Date of First Offering: 06/06/2016

(5)	Amount of Total Offering: 900,000,000

(6)	Unit Price of Offering: $99.644

Comparable Securities

1)	Citigroup, C#172967KN0
2)	JD.Com, C#47215PAC0
3)	Royal Bank of Scotland Group, C#780097BA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 06/06/2016

(10)	Portfolio Assets on Trade Date: $1,409,610,037.50

(11)	Price Paid per Unit: $99.644

(12)	Total Price Paid by Portfolio:
1,095,000 bonds @ $99.644 = $1,091,101.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.644 = $16,939,480.00

(14)	% of Portfolio Assets Applied to Purchase
0.077%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	Goldman Sachs	PNC Capital Markets
	Morgan Stanley	RBC Capital Markets
	Citigroup Global Markets	Santander Investment Securities
	HSBC Securities	SMBC Nikko Securities
	Merrill Lynch, Pierce,	U.S. Bancorp Investments
	Fenner & Smith	Wells Fargo Securities

Co-Managers
Scotia Capital

(2)	Names of Issuers: Fortive Corporation

(3)	Title of Securities: FTV 4.3 06/15/46 144A, Cusip #34959JAD0

(4)	Date of First Offering: 06/06/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $99.783

Comparable Securities

1)	Northern States Power Minn., C#665772CP2
2)	Intel Corporation, C#458140AV2
3)	Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 06/06/2016

(10)	Portfolio Assets on Trade Date: $1,409,610,037.50

(11)	Price Paid per Unit: $99.783

(12)	Total Price Paid by Portfolio:
130,000 bonds @ $99.783 = $129,717.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.783 = $4,989,150.00

(14)	% of Portfolio Assets Applied to Purchase
0.009%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	SunTrust Robinson Humphrey
	Credit Suisse Securities	U.S. Bancorp Investments
	Deutsche Bank Securities	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	BMO Capital Markets	BNY Mellon Capital Markets
	BNP Paribas Securities	Commerz Markets
	Citigroup Global Markets	Goldman Sachs
	ICBC Standard Bank	Morgan Stanley
	ING Financial Markets	nabSecurities
	J.P. Morgan Securities	PNC Capital Markets
	Merrill Lynch, Pierce, Fenner & Smith	Scotia Capital UniCredit Capital Markets
	Mitsubishi UFJ Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Voya Financial, Inc.

(3)	Title of Securities: VOYA 3.65 06/15/26, C#929089AB6

(4)	Date of First Offering: 06/06/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.709

Comparable Securities

1)	Citigroup, C#172967KN0
2)	JD.com, C#47215PAC0
3)	Royal Bank of Scotland Group, C#780097BA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 06/06/2016

(10)	Portfolio Assets on Trade Date: $1,409,610,037.50

1

(11)	Price Paid per Unit: $99.709

(12)	Total Price Paid by Portfolio:
920,000 bonds @ $99.709 = $917,322.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.709= $14,956,350.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	SunTrust Robinson Humphrey
	Credit Suisse Securities	U.S. Bancorp Investments
	Deutsche Bank Securities	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	BMO Capital Markets	BNY Mellon Capital Markets
	BNP Paribas Securities	Commerz Markets
	Citigroup Global Markets	Goldman Sachs
	ICBC Standard Bank	Morgan Stanley
	ING Financial Markets	nabSecurities
	J.P. Morgan Securities	PNC Capital Markets
	Merrill Lynch, Pierce, Fenner & Smith	Scotia Capital UniCredit Capital Markets
	Mitsubishi UFJ Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Voya Financial, Inc.

(3)	Title of Securities: VOYA 4.8 06/15/46, C#929089AC4

(4)	Date of First Offering: 06/06/2016

(5)	Amount of Total Offering: 300,000,000

(6)	Unit Price of Offering: $99.873

Comparable Securities

1)	Northern States Power Co. of Minnesota, C#665772CP2
2)	Intel Corporation, C#458140AV2
3)	Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 06/06/2016

(10)	Portfolio Assets on Trade Date: $1,409,610,037.50

1

(11)	Price Paid per Unit: $99.873

(12)	Total Price Paid by Portfolio:
430,000 bonds @ $99.873 = $429,453.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.873 = $9,987,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.030%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse Securities

Co-Managers
	ANZ Securities	RBS Securities
	Banca IMI SpA	Santander Invest. Securities
	BNY Mellon Capital Markets	Societe Generale
	Capital One Securities	SunTrust Robinson Humphrey
	Citigroup Global Markets	TD Securities
	Citizens Capital Markets	U.S. Bancorp Investments
	Danske Markets	Wells Fargo Securities
	Fifth Third Securities	Lebenthal & Co.
	ING Financial Markets	MFR Securities
	Morgan Stanley & Co.	Mischler Financial Group
	nabSecurities	Samuel A. Ramirez & Co.
Rabo Securities USA

(2)	Names of Issuers: Credit Suisse Group Funding

(3)	Title of Securities: CS 3.8 06/09/23 144A, Cusip #225433AS0

(4)	Date of First Offering: 06/07/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.714

Comparable Securities

1)	JPMorgan Chase & Co., C#46625HRL6
2)	General Motors Financial Co., C#37045XBK1
3)	Waste Management, C#94106LBD0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 06/07/2016

(10)	Portfolio Assets on Trade Date: $1,410,782,418.94

1

(11)	Price Paid per Unit: $99.714

(12)	Total Price Paid by Portfolio:
2,665,000 bonds @ $99.714 = $2,657,378.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.714 = $39,885,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.188%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BB&T Capital Markets	TD Securities
	J.P. Morgan Securities	UBS Securities
	Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
	Drexel Hamilton	U.S. Bancorp Investments
FTN Financial Securities

(2)	Names of Issuers: South Carolina Electric & Gas

(3)	Title of Securities: SCG 4.1 06/15/46, C#837004CK4

(4)	Date of First Offering: 06/08/2016

(5)	Amount of Total Offering: 425,000,000

(6)	Unit Price of Offering: $99.794

Comparable Securities

1)	Northern States Power Co. of Minnesota, C#665772CP2
2)	Intel Corporation, C#458140AV2
3)	Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 92 years

(9)	Trade Date: 06/08/2016

(10)	Portfolio Assets on Trade Date: $1,411,726,312.05

(11)	Price Paid per Unit: $99.794

(12)	Total Price Paid by Portfolio:
765,000 bonds @ $99.794 = $763,424.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.794 = $14,969,100.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.054%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
92 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	Mitsubishi UFJ Securities
JP Morgan Securities

Co-Managers
	Barclays Capital Energy	U.S. Bancorp Investments
	Loop Capital Markets	Wells Fargo Securities
Merrill Lynch, Pierce, Fenner & Smith

(2)	Names of Issuers: Westar Energy, Inc.

(3)	Title of Securities: WR 2.55 07/01/26, Cusip #95709TAN0

(4)	Date of First Offering: 06/13/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.859

Comparable Securities

1)	Citigroup, C#172967KN0
2)	JD.com, C#47215PAC0
3)	Royal Bank of Scotland Group, C#780097BA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 107 years

(9)	Trade Date: 06/13/2016

(10)	Portfolio Assets on Trade Date: $1,416,795,022.95

(11)	Price Paid per Unit: $99.859

(12)	Total Price Paid by Portfolio:
1,550,000 bonds @ $99.859 = $1,547,814.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.859 = $24,964,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
107 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BMO Capital Markets	Mitsubishi UFJ Securities
	Citigroup Global Markets	RBC Capital Markets
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities

Co-Managers
	Lloyds Securities	Williams Capital Group

(2)	Names of Issuers: Molson Coors Brewing Company

(3)	Title of Securities: TAP 3 07/15/26, Cusip #60871RAG5

(4)	Date of First Offering: 06/28/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.845

Comparable Securities

1)	Citigroup, C#172967KN0
2)	JD.com, C#47215PAC0
3)	Pfizer, C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 230 years

(9)	Trade Date: 06/28/2016

(10)	Portfolio Assets on Trade Date: $1,417,914,706.02

(11)	Price Paid per Unit: $99.845

(12)	Total Price Paid by Portfolio:
1.230,000 bonds @ $99.845 = $1,228,093.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.845= $19,969,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
230 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BMO Capital Markets	Mitsubishi UFJ Securities
	Citigroup Global Markets	RBC Capital Markets
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities

Co-Managers
	Lloyds Securities	Williams Capital Group

(2)	Names of Issuers: Molson Coors Brewing Company

(3)	Title of Securities: TAP 4.2 07/15/46, C#60871RAH3

(4)	Date of First Offering: 06/28/2016

(5)	Amount of Total Offering: 1,800,000,000

(6)	Unit Price of Offering: $99.357

Comparable Securities

1)	Northern States Power – Minn., C#665772CP2
2)	Intel Corp., C#458140AV2
3)	Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 230 years

(9)	Trade Date: 06/28/2016

(10)	Portfolio Assets on Trade Date: $1,417,914,706.02

(11)	Price Paid per Unit: $99.357

(12)	Total Price Paid by Portfolio:
925,000 bonds @ $99.357 = $919,052.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.357 = $14,903,550.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
230 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Morgan Stanley
	Credit Suisse Securities	RBC Capital Markets
J.P. Morgan Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	Credit Agricole Securities	Scotia Capital
	Deutsche Bank Securities	SMBC Nikko Securities
	Fifth Third Securities	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities	U.S. Bancorp Investments
	PNC Capital Markets	Wells Fargo Securities
	Santander Investment Securities	Williams Capital Group

(2)	Names of Issuers: Express Scripts Holding Company

(3)	Title of Securities: ESRX 3.4 03/01/27, C#30219GAN8

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.959

Comparable Securities

1)	Citigroup, C#172967KNO
2)	JD.com. C#47215PAC0
3)	Pfizer, C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,418,187,438.56

(11)	Price Paid per Unit: $99.959

1

(12)	Total Price Paid by Portfolio:
1,230,000 bonds @ $99.959 = $1,229,495.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.959 = $19,991,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Mitsubishi UFJ
	Credit Suisse Securities	Mizuho
	Merrill Lynch, Pierce,	SunTrust Robinson Humphrey
Fenner & Smith

Co-Managers
	Credit Agricole Securities	Santander
	Deutsche Bank Securities	Scotia Capital
	Fifth Third Securities	SMBC Nikko
	J.P. Morgan	TD Securities
	Morgan Stanley	U.S. Bancorp
	PNC Capital Markets	Wells Fargo Securities
	RBC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Express Scripts Holding Company

(3)	Title of Securities: ESRX 4.8 07/15/46, C#30219GAP3

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.825

Comparable Securities

1)	Northern States Power – Minn., C#665772CP2
2)	Intel Corp., C#458140AV2
3)	Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,418,187,438.56

(11)	Price Paid per Unit: $99.825

1

(12)	Total Price Paid by Portfolio:
1,235,000 bonds @ $99.825 = $1,232,838.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.825 = $19,965,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan
	Merrill Lynch, Pierce,	Wells Fargo Securities
Fenner & Smith

Co-Managers

(2)	Names of Issuers: ITC Holdings Corporation

(3)	Title of Securities: ITC 3.25% 06/30/26, C#465685AK1

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.865

Comparable Securities

1)	Citigroup, C#172967KN0
2)	JD.com, C#47215PAC0
3)	Pfizer, C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,418,187,438.56

(11)	Price Paid per Unit: $99.865

(12)	Total Price Paid by Portfolio:
660,000 bonds @ $99.865 = $659,109.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.865 = $9,986,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities
HSBC

Co-Managers
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	SG Americas Securities
	Credit Suisse Securities	UBS Investment Bank

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 3.85 07/15/36, C#68389XBH7

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.985

Comparable Securities

1)	Johnson and Johnson 3.55 03/01/36, C#478160BU7
2)	American International Group, C#026874DE4
3)	International Paper Co., C#460146CM3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.500%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,418,187,438.56

(11)	Price Paid per Unit: $99.985

(12)	Total Price Paid by Portfolio:
680,000 bonds @ $99.985 = $679,898.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.985 = $14,997,750.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.048%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities
HSBC

Co-Managers
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	SG Americas Securities
	Credit Suisse Securities	UBS Investment Bank

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 4 07/15/46, C#68389XBJ3

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.982

Comparable Securities

1)	Northern States Power – Minn. 3.6 05/15/46, C#665772CP2
2)	Intel Corp. 4.1 05/19/46, C#458140AV2
3)	Burlington North. Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.500%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,418,187,438.56

(11)	Price Paid per Unit: $99.982

(12)	Total Price Paid by Portfolio:
1,725,000 bonds @ $99.982= $1,724,689.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.982= $34,993,700.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities
HSBC

Co-Managers
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	SG Americas Securities
	Credit Suisse Securities	UBS Investment Bank

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 1.9 09/15/21, C#68389XBK0

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 4,250,000,000

(6)	Unit Price of Offering: $99.826

Comparable Securities

1)	Pfizer 1.95 06/03/21, C#717081DX8
2)	State Street Corp. 1.95 05/13/21, C#857477AV5
3)	Westpac Banking Corp. 2.1 05/13/21, C#961214CV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,418,187,438.56

(11)	Price Paid per Unit: $99.826

(12)	Total Price Paid by Portfolio:
3,080,000 bonds @ $99.826 = $3,074,640.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.826 = $49,913,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.217%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities
HSBC

Co-Managers
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	SG Americas Securities
	Credit Suisse Securities	UBS Investment Bank

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 2.4 09/15/23, C#68389XBL8

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.983

Comparable Securities

1)	JPMorgan Chase 2.7 05/18/23, C#46625HRL6
2)	General Motors Financial 3.7 05/09/23, C#37045XBK1
3)	Waste Management 2.4 05/15/23, C#94106LBD0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,418,187,438.56

(11)	Price Paid per Unit: $99.983

(12)	Total Price Paid by Portfolio:
3,390,000 bonds @ $99.983 = $3,389,423.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.983 = $54,990,650.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.239%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities
HSBC

Co-Managers
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	SG Americas Securities
	Credit Suisse Securities	UBS Investment Bank

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 2.65 07/15/26, C#68389XBM6

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.624

Comparable Securities

1)	Citigroup 3.4 05/01/26, C#172967KN0
2)	JD.com 3.875 04/29/26, C#47215PAC0
3)	Pfizer 2.75 06/03/26, C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,418,187,438.56

(11)	Price Paid per Unit: $99.624

(12)	Total Price Paid by Portfolio:
3,080,000 bonds @ $99.624 = $3,068,419.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.624 = $49,812,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.216%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer
2